Exhibit 10.2

Labor Contract

Party A：Sichuan Xintai Pharmaceutical Co., Ltd
Legal Representative：Xiaodong Zhu
Company Address：    Room 10, 9 Floor, Building 5, 9 Gaoshengqiao Road (Dayi Louver Plaza), Wuhou District, Chengdu City, Sichuan Prov, 610041, P.R.China

Party B： Xiaodong Zhu
Sex：                               Male
Birth of Date：              12/19/1975
ID No.：                 230107197512191811
Education：                   Bachelor
Physical Address：      3-2-1702Yun Ding Jia Yuan·You Yi Cun ,Yu Yuan Tan , Haidian District
Post code：                   100089

In accordance with relevant provisions of the “The People’s Republic of China Labor Law,” “The People’s Republic of China Labor Contract Law,” both Party A and Party B have reached an agreement through friendly consultation to conclude this contract.

1. Term of the Labor Contract

The labor contract is a fixed term labor contract, which is effective from September 11, 2010 to September 11, 2013.

2. Content of Work

Party B agrees to serve as Chief Executive Officer in accordance with the working requirements of Party A.

3. Labor Remuneration

The amount of basic salary of Party B is RMB 50,000.  The month salary of Party B is income before tax. The amount of personal income tax is paid as prescribed by the State and monthly withheld by the company.

Party A	Party B
Legal Representative

/s/ Xiaodong Zhu	/s/ Xiadong Zhu

Date :	Date :